SUPPLEMENT DATED AUGUST 30, 2010

TO PROSPECTUS DATED MAY 1, 1997
FOR NEW YORK PREFERRED ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
VARIABLE ACCOUNT K

The Board of Trustees of the Columbia Funds Variable Insurance Trust (the “Trust”) approved a proposal to merger the following Columbia Funds Variable Insurance Trust funds (each an “Acquired Fund”) with and into the corresponding acquiring fund (each, an “Acquiring Fund”) listed in the table below:

Acquired Fund		Acquiring Fund
Columbia Federal Securities Fund, Variable Series	to merge into	RiverSource Variable Portfolio – Short Duration U.S. Government Fund
Columbia International Fund, Variable Series	to merge into	Threadneedle Variable Portfolio – International Opportunity Fund
Columbia Large Cap Value Fund, Variable Series	to merge into	RiverSource Variable Portfolio – Diversified Equity Income Fund

Each of the mergers identified in the table above is subject to certain conditions, including final approval by the Board of the Acquired Fund and the Acquiring Fund of the definitive terms of each proposed merger and approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders later this year or in early 2011, and that meetings of shareholders to consider the mergers will be held in the first half of 2011.

If shareholders approve the proposal relating to the merger of the funds of the Trust, shortly after shareholder approval, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of an Acquired Fund will receive shares of the corresponding Acquiring Fund in exchange for their shares.

Please retain this supplement with your prospectus for future reference.

NY Preferred Advisor 8/2010